EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Foster Wheeler Ltd. (the ‘‘Company’’) on Form 10-K for the fiscal year ended December 26, 2003, as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), I Raymond J. Milchovich, Chairman, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: March 12, 2004		/s/ RAYMOND J. MILCHOVICH

	Name: Title:	Raymond J. Milchovich Chairman, President and Chief Executive Officer